SUPPLEMENT DATED JANUARY 30, 2009

TO PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR FREEDOM NY, COLUMBIA ALL-STAR NY,
AND COLUMBIA ALL-STAR EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement describes proposed changes to certain investment options offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM Lord Abbett Growth & Income Fund for shares of the Lord Abbett Growth & Income Portfolio and shares of the SCSM Goldman Sachs Mid Cap Value Fund for shares of the Lord Abbett Mid-Cap Value Portfolio. We anticipate that the substitution will occur on or about February 20, 2009.

Prior to the substitution, you may make one transfer of your Contract Values invested in the Sub-Accounts investing in the Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio into any of our available Sub-Accounts without charge and without it being subject to transfer limitations described in the prospectus.

When the substitution occurs, any remaining values in the Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio will be automatically transferred into the SCSM Lord Abbett Growth & Income Fund and the SCSM Goldman Sachs Mid Cap Value Fund of the Sun Capital Advisers Trust, respectively. For a period of thirty days following the substitution, you may transfer your values in SCSM Lord Abbett Growth & Income Fund and SCSM Goldman Sachs Mid Cap Value Fund into any of the other available Sub-Accounts without it being subject to the transfer limitations described in the prospectus.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

All-Star (NY) 2/2009